EX-99.23(d)(24)

                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                              JNL VARIABLE FUND LLC
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


     This AMENDMENT is by and between JNL Variable Fund LLC, a Delaware limited liability company (the "Fund") and Jackson National Asset Management, LLC, a Michigan limited liability company (the "Adviser").

     WHEREAS, the Fund and the Adviser entered into an Investment Advisory and Management Agreement dated January 31, 2001 (the "Agreement"), whereby the Fund retained the Adviser to perform investment advisory and management services for the Funds enumerated in the Agreement.

     WHEREAS, pursuant to the Agreement, the Fund agreed to pay the Adviser for the services provided and the expenses assumed by the Adviser an advisory fee as set forth on Schedule B to the Agreement, and the Adviser agreed to accept such advisory fee as full compensation under the Agreement for such services and expenses.

     WHEREAS, the Fund and the Adviser agree to amend the advisory fees as set forth on Schedule B to the Agreement to reflect fee reductions for all Funds.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Adviser agree as follows:

     1. Schedule B to the Agreement is hereby deleted and replaced in its entirety with the amended Schedule B dated January 1, 2009, attached hereto.

     2. The Fund and the Adviser agree to abide and be bound by all of the terms and conditions set forth in the Agreement.

     IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the 1st day of January, 2009.


JNL VARIABLE FUND LLC                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


By: /s/ Susan S. Rhee                     By:/s/ Mark D. Nerud
Name:  Susan S. Rhee                      Name:    Mark D. Nerud
Title: Vice President, Counsel,           Title:   President
       and Secretary
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                                                    SCHEDULE B
                                                  JANUARY 1, 2009
                                                  (Compensation)

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                                                                                                 ADVISORY FEE
                                                                                             (ANNUAL RATE BASED ON
                        FUND                                        ASSETS             AVERAGE NET ASSETS OF EACH FUND)
------------------------------------------------------ ---------------------------------- ----------------------------
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management DowSM 10 Fund               $0 to $50 million                           .34%
                                                          $50 to $100 million                         .31%
                                                          $100 million to $750 million                .28%
                                                          Over $750 million                           .27%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management S&P(R) 10 Fund              $0 to $50 million                           .34%
                                                          $50 to $100 million                         .31%
                                                          $100 million to $750 million                .28%
                                                          Over $750 million                           .27%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management Global 15 Fund              $0 to $50 million                           .34%
                                                          $50 to $100 million                         .31%
                                                          $100 million to $750 million                .28%
                                                          Over $750 million                           .27%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management 25 Fund                     $0 to $50 million                           .34%
                                                          $50 to $100 million                         .31%
                                                          $100 million to $750 million                .28%
                                                          Over $750 million                           .27%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management Select Small-Cap Fund       $0 to $50 million                           .34%
                                                          $50 to $100 million                         .31%
                                                          $100 million to $750 million                .28%
                                                          Over $750 million                           .27%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management Nasdaq(R) 25 Fund           $0 to $50 million                           .34%
                                                          $50 to $100 million                         .31%
                                                          $100 million to $750 million                .28%
                                                          Over $750 million                           .27%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management Value Line(R) 30 Fund       $0 to $50 million                           .34%
                                                          $50 to $100 million                         .31%
                                                          $100 million to $750 million                .28%
                                                          Over $750 million                           .27%
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JNL/Mellon Capital Management DowSM Dividend Fund         $0 to $50 million                           .34%
                                                          $50 to $100 million                         .31%
                                                          $100 million to $750 million                .28%
                                                          Over $750 million                           .27%
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JNL/Mellon Capital Management S&P(R) 24 Fund              $0 to $50 million                           .34%
                                                          $50 to $100 million                         .31%
                                                          $100 million to $750 million                .28%
                                                          Over $750 million                           .27%
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JNL/Mellon Capital Management VIP Fund                    $0 to $50 million                           .34%
                                                          $50 to $100 million                         .31%
                                                          $100 million to $750 million                .28%
                                                          Over $750 million                           .27%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management JNL 5 Fund                  $0 to $50 million                           .34%
                                                          $50 to $100 million                         .31%
                                                          $100 million to $750 million                .28%
                                                          Over $750 million                           .27%
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JNL/Mellon Capital Management JNL Optimized 5 Fund        $0 to $50 million                           .34%
                                                          $50 to $100 million                         .31%
                                                          $100 million to $750 million                .28%
                                                          Over $750 million                           .27%
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JNL/Mellon Capital Management S&P(R) SMid 60 Fund         $0 to $50 million                           .34%
                                                          $50 to $100 million                         .31%
                                                          $100 million to $750 million                .28%
                                                          Over $750 million                           .27%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management NYSE(R) International 25    $0 to $50 million                           .34%
Fund                                                      $50 to $100 million                         .31%
                                                          $100 million to $750 million                .28%
                                                          Over $750 million                           .27%
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JNL/Mellon Capital Management Communications Sector       $0 to $50 million                           .34%
Fund                                                      $50 to $100 million                         .31%
                                                          $100 million to $750 million                .28%
                                                          Over $750 million                           .27%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management Consumer Brands Sector      $0 to $50 million                           .34%
Fund                                                      $50 to $100 million                         .31%
                                                          $100 million to $750 million                .28%
                                                          Over $750 million                           .27%
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JNL/Mellon Capital Management Healthcare Sector Fund      $0 to $50 million                           .34%
                                                          $50 to $100 million                         .31%
                                                          $100 million to $750 million                .28%
                                                          Over $750 million                           .27%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management Oil & Gas Sector Fund       $0 to $50 million                           .34%
                                                          $50 to $100 million                         .31%
                                                          $100 million to $750 million                .28%
                                                          Over $750 million                           .27%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management Financial Sector Fund       $0 to $50 million                           .34%
                                                          $50 to $100 million                         .31%
                                                          $100 million to $750 million                .28%
                                                          Over $750 million                           .27%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL/Mellon Capital Management Technology Sector Fund      $0 to $50 million                           .34%
                                                          $50 to $100 million                         .31%
                                                          $100 million to $750 million                .28%
                                                          Over $750 million                           .27%
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